 D O D G E & C O X                                D O D G E & C O X
 -----------------                                -----------------
   Income Fund
                                                    Income Fund
                                                  Established 1989

                                                  -----------------

                                                  -----------------



   Dodge & Cox
Investment Managers                               9th Annual Report
   35th Floor                                     December 31, 1997
One Sansome Street
  San Francisco
 California 94104
  (415) 981-1710

For Fund literature and
information, please call:
  (800) 621-3979
 -----------------

  This report is submitted
for the general information
of the shareholders of the
Fund. The report is not
authorized for distribution
to prospective investors
in the Fund unless it is
accompanied by an effective
prospectus.                                              1997
 -----------------                                -----------------
                                                  -----------------
                                                  -----------------
Printed on recycled paper.
12/97  IF AR

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

To Our Shareholders
--------------------------------------------------------------------------------

Reflecting the bond market's recovery from a weak performance in 1996, the Dodge & Cox Income Fund provided a total return of 10.0% for 1997. This outpaced the 9.7% total return of the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based index composed of investment grade bonds which serves as a proxy for the overall market. Average annual total returns for longer periods are listed on page three of this report.

The net asset value of the Fund rose from $11.68 at the end of 1996 to $12.08 as of December 31, 1997. In addition, the Fund paid dividends of $0.73 per share from investment income. At year-end, the Fund's total net assets were valued at $705 million.


Falling Interest Rates Fuel Strong Returns

The strong performance of the bond market is largely attributable to a combination of stable economic growth, lower inflation, and minimal changes in Federal Reserve policy. After expanding at a rate of 3.3% in 1996, U.S. gross domestic product (GDP) grew at a rate of 3.9% in 1997. Inflation, as measured by the Consumer Price Index, rose only 1.7% in 1997, the smallest increase in a decade. Prices at the producer level, as measured by the Producer Price Index, actually fell by 1.2% in 1997.

This favorable economic environment led to lower interest rates across the maturity spectrum. During 1997, 30-year U.S. Treasury rates fell from 6.64% to 5.92%, while two-year U.S. Treasury rates fell from 5.87% to 5.64%. In addition to the overall decline, the difference between yields on longer and shorter maturities narrowed. As a result of these factors, prices of fixed income securities increased, with the largest increases recorded by longer-maturity bonds. Underlying the price appreciation are two key factors that helped the Fund outperform the LBAG:

     * Longer-than-market duration: Compared to the LBAG, a higher percentage of the Fund's portfolio was in longer-maturity bonds. This led to a longer portfolio duration (a measure of a portfolio's price sensitivity to changes in interest rates) for the Fund. As a result, the decline in interest rates meant a greater price appreciation for the Fund than for the overall market.

     * Security selection: Our attempt to select securities that will perform well in a broad range of interest rate scenarios led us to prefer corporate securities that are non-callable, and mortgage-related securities that exhibit relatively greater cash flow stability. By focusing on well-structured securities, the Fund experienced greater price appreciation than the LBAG.

In total, price appreciation comprised nearly one-third of the Fund's 10.0% total return in 1997, while investment income comprised the other two-thirds. We maintained the Fund's yield higher than that of the LBAG throughout the year, which added modestly to relative performance.


1997 Review and Portfolio Changes

Before reviewing specific sector changes, we thought it would be useful to revisit a relevant aspect of Dodge & Cox's investment philosophy. Our primary focus as bond managers has always been the utilization of two Dodge & Cox hallmarks: independent fundamental research and individual security selection. Through our efforts in these areas, we actively seek to build the incremental yield of the Fund and its long-term total return potential.

In an effort to increase the Fund's yield and total return potential, the Fund is overweight in both the corporate and mortgage-backed sectors, compared to the LBAG. At year end, holdings in each of these sectors represented roughly 38% of the Fund, while holdings in U.S. government securities represented 16% of the Fund. The residual was invested in asset-backed securities and short-term investments. Following is a discussion of our strategy in each major sector as well as a review of our duration adjustments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

--------------------------------------------------------------------------------

     * In the mortgage sector, our strategy has been to focus on securities that exhibit relatively stable cash flows over a wide range of interest rate scenarios. Therefore, even in periods of declining interest rates, like 1997, our mortgage-backed securities have made positive contributions to the Fund's overall return. The Fund's total weighting in mortgage-backed securities was 38%, exceeding that of the LBAG at 30%.

     * Corporate securities, which comprised 38% of the Fund (versus 19% in the LBAG), were the Fund's best performers in 1997, largely due to our focus on longer-duration securities in this sector. Our strategy in this sector is to utilize our in-house team of research analysts to identify issuers where we believe the market underestimates creditworthiness or total return potential. Based on this approach, we added new positions in Norfolk Southern and Raytheon to the portfolio during the year. In addition, we sold the Fund's holdings of Ralston Purina, because we believed the valuation fully reflected optimistic expectations about the company's future. The top performers in the corporate sector were Time Warner Entertainment, Hydro-Quebec and Dayton Hudson securities.

     * One of the Fund's new positions is in the asset-backed sector. Three investor-owned California electric utilities issued Rate Reduction Bonds in the fourth quarter as part of the plan to deregulate the state's electricity generation market. Cash flows for these securities are generated by a new charge on residential and small commercial electric utility bills. We believe that these bonds offer stable cash flows and attractive yields relative to other AAA securities and that they will add diversification to the Fund due to their low correlation with interest rate-sensitive assets.

While the duration of the Fund was consistently longer than that of the overall market, we took three opportunities to manage this price sensitivity to interest rates during the year. The net effect was that the Fund's duration was shortened from 113% to 105% of the LBAG's duration. As we discussed in our July 1997 letter, we base our duration modifications on analyses of the Fund's total return potential under changing interest rate scenarios. For example, if we believe that the real, inflation-adjusted return will be low, we want less exposure to interest rates, i.e. a shorter duration. We considered it prudent to take these actions given that we believe there is a greater risk of higher inflation, and potentially higher interest rates, in the future.


Looking Ahead

We continue to believe that the long-term outlook for fixed income securities remains attractive for investors. With this in mind, we will continue to implement our strategy of individual security selection through diligent, fundamental research, with the goal of identifying issuers and sectors where we believe the market underestimates creditworthiness or total return potential.
We will also maintain the Fund's high average quality and diversification, while striving to attain a higher-than-market yield. Finally, we will continue to invest the Fund's assets with a focus on the long-term total return potential of securities.

Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.


                                     For the Board of Directors,

                                     /s/ A. Horton Shapiro
                                     -------------------------------
January 28, 1998                     A. Horton Shapiro, President


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

Objective     The Fund's primary objective is to provide shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Strategy The Fund seeks to achieve these objectives by remaining fully invested in a diversified portfolio of primarily high quality bonds and other fixed income securities, while striving to maintain the Fund's yield higher than that of the broad bond market. Dodge & Cox conducts thorough fundamental research on each of the Fund's investments, taking many factors into consideration including creditworthiness and structural characteristics. Fixed income securities in the Fund will generally include U.S. Treasury, mortgage-related and corporate issues.


Investment Performance Since Inception                through December 31, 1997
--------------------------------------------------------------------------------


                          [LINE GRAPH APPEARS HERE]

                     Dodge & Cox
                     Income Fund            LBAG Index
                     -----------           -----------
01/01/1989                 10,000              10,000
12/31/1989                 11,411              11,455
12/31/1990                 12,256              12,482
12/31/1991                 14,451              14,479
12/31/1992                 15,581              15,550
12/31/1993                 17,350              17,067
12/31/1994                 16,848              16,568
12/31/1995                 20,252              19,630
12/31/1996                 20,988              20,339
12/31/1997                 23,088              22,308



Average annual total return for                                    9 years
periods ended December 31, 1997          1 Year      5 Years   (Since Inception)
--------------------------------------------------------------------------------
Dodge & Cox Income Fund                  10.00%      8.18%          9.74%
Lehman Brothers Aggregate
  Bond Index                              9.68       7.49           9.32

The chart covers the period from January 1, 1989 to December 31, 1997. It compares a $10,000 investment made in the Dodge & Cox Income Fund to a $10,000 investment made in the Lehman Brothers Aggregate Bond (LBAG) Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The LBAG Index is a broad-based unmanaged measure of investment grade-rated corporate and U.S. Government fixed income securities. Index returns include interest income, and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund


Fund Information                                               December 31, 1997
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                              $ 12.08
Total Net Assets (millions)                                               $705
1997 Expense Ratio                                                        0.49%
1997 Portfolio Turnover                                                     28%
30 Day SEC Yield*                                                         6.21%
Fund Inception Date                                                       1989

Investment Manager:  Dodge & Cox,
San Francisco. Managed by ten-member
Bond Strategy Committee, with members'
average tenure at Dodge & Cox of 12
years.

Asset Allocation
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

Bonds:                                                                    94.7%
Short-Term Investments:                                                    5.3%

Bond Characteristics
--------------------------------------------------------------------------------
Number of Bonds                                                             89
Average Quality                                                             AA+
Average Maturity                                                     11.3 years
Effective Duration                                                   4.67 years


Sector Breakdown                                                      % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                       18.1
Federal Agency CMO and REMIC+                                             19.0
Federal Agency Mortgage Pass-Through                                      18.6
Asset-Backed                                                               1.0
Corporate                                                                 32.2
Foreign (U.S. Dollar-denominated)                                          5.8
Short-Term Investments                                                     5.3

+ Collateralized Mortgage
  Obligation and Real Estate
  Mortgage Investment Conduit


Moody's/Standard & Poor's
Quality Ratings                                                      % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government
Agencies                                                                  55.6
Aaa/AAA                                                                    5.3
Aa/AA                                                                      3.8
A/A                                                                       16.0
Baa/BBB                                                                   13.3
Ba/BB                                                                      0.7
Short-Term Investments                                                     5.3


Maturity Breakdown                                                   % of Fund
--------------------------------------------------------------------------------
0-1 Years to Maturity                                                     17.1
1-5                                                                       37.4
5-10                                                                      17.0
10-15                                                                      5.1
15-20                                                                      3.1
20-25                                                                      7.1
25 and Over                                                               13.2

*An annualization of the Fund's total net investment income per share for the
               30-day period ended on the last day of the month.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                        D o d g e  &  C o x
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                           Income Fund


        Portfolio of Investments                                                       December 31, 1997
        ------------------------------------------------------------------------------------------------
        PAR VALUE                                                                           MARKET VALUE
BONDS:  U.S. TREASURY AND GOVERNMENT AGENCY: 18.1%
94.7%   U.S. TREASURY: 16.1%
        $ 24,500,000   U.S. Treasury Notes, 5 1/4%,  7/31/1998..........................    $ 24,457,860
          29,000,000   U.S. Treasury Notes, 7 1/8%, 10/15/1998..........................      29,330,890
          15,000,000   U.S. Treasury Notes, 5 1/8%, 11/30/1998..........................      14,934,300
          10,000,000   U.S. Treasury Notes, 5 5/8%, 11/30/1998..........................      10,000,000
          35,000,000   U.S. Treasury Notes, 5 7/8%, 11/15/1999..........................      35,125,650
                                                                                            ------------
                                                                                             113,848,700
        GOVERNMENT AGENCY: 2.0%
           6,409,410   Govt. Small Business Admin. 504 Series 97-20E, 7.30%, 5/1/2017...       6,743,468
           6,750,000   Govt. Small Business Admin. 504 Series 97-20J, 6.55%, 10/1/2017..       6,827,220
                                                                                            ------------
                                                                                              13,570,688
                                                                                            ------------
                                                                                             127,419,388
        FEDERAL AGENCY CMO* AND REMIC**: 19.0%
             471,276   FBC Mtge. Sec. Trust IV-A2, 8.30%, 8/1/2009......................         479,081
           4,239,372   Federal Home Loan Mtge. Corp., 7%, 10/15/2005....................       4,243,315
          21,000,000   Federal Home Loan Mtge. Corp., 7.10%, 11/15/2006.................      21,380,520
          10,900,000   Federal Home Loan Mtge. Corp., 8%, 4/15/2007.....................      11,417,750
          13,000,000   Federal Home Loan Mtge. Corp., 7%, 9/15/2007.....................      13,341,250
          13,284,798   Federal Home Loan Mtge. Corp., 6%, 8/15/2008.....................      13,031,457
          10,000,000   Federal Home Loan Mtge. Corp., 6%, 6/17/2022.....................       9,665,600
           3,000,000   Federal Natl. Mtge. Assn., 7%, 2/25/2007.........................       3,048,750
          10,000,000   Federal Natl. Mtge. Assn., 7%, 7/17/2015.........................      10,187,500
           9,000,000   Federal Natl. Mtge. Assn., 6%, 6/25/2023.........................       8,696,250
          12,616,000   Veterans Affairs Vendee Mtge. Trust, 7%, 6/15/2010...............      13,010,250
          14,877,000   Veterans Affairs Vendee Mtge. Trust, 7 1/4%, 7/15/2016...........      15,351,130
          10,000,000   Veterans Affairs Vendee Mtge. Trust, 8%, 7/15/2018...............      10,440,600
                                                                                            ------------
                                                                                             134,293,453
        FEDERAL AGENCY MORTGAGE PASS-THROUGH: 18.6%
              37,870   Federal Home Loan Mtge. Corp., 7%, 1/1/2003......................          38,024
              13,929   Federal Home Loan Mtge. Corp., 6%, 10/1/2003.....................          13,859
           2,065,976   Federal Home Loan Mtge. Corp., 8%, 12/1/2003.....................       2,114,568
              71,957   Federal Home Loan Mtge. Corp., 7%, 3/1/2006......................          72,436
             241,447   Federal Home Loan Mtge. Corp., 7%, 9/1/2006......................         243,644
             567,753   Federal Home Loan Mtge. Corp., 7 1/4%, 1/1/2008..................         577,342
             432,749   Federal Home Loan Mtge. Corp., 8%, 1/1/2008......................         446,130
             337,471   Federal Home Loan Mtge. Corp., 8%, 1/1/2008......................         345,408
             189,309   Federal Home Loan Mtge. Corp., 7 1/2%, 10/1/2008.................         195,353
           6,957,426   Federal Home Loan Mtge. Corp., 7%, 11/1/2008.....................       7,091,843
             335,738   Federal Home Loan Mtge. Corp., 8%, 5/1/2009......................         347,173
             186,359   Federal Home Loan Mtge. Corp., 8 1/4%, 5/1/2009..................         191,337
             726,265   Federal Home Loan Mtge. Corp., 8%, 8/1/2009......................         748,721
             125,356   Federal Home Loan Mtge. Corp., 6 1/2%, 6/1/2012..................         125,592
           6,553,381   Federal Natl. Mtge. Assn., 7 1/2%, 9/1/2007......................       6,797,887
           2,802,551   Federal Natl. Mtge. Assn., 6 1/4%, 12/1/2007.....................       2,776,795
          18,599,645   Federal Natl. Mtge. Assn., 7%, 7/1/2008..........................      18,942,994
          15,773,680   Federal Natl. Mtge. Assn., 6 1/2%, 12/1/2008.....................      15,856,176


                             See accompanying Notes to Financial Statements
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                  5

                                        D o d g e  &  C o x
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                          Income Fund

        Portfolio of Investments                                                       December 31, 1997
        ------------------------------------------------------------------------------------------------
        PAR VALUE                                                                           MARKET VALUE
BONDS   FEDERAL AGENCY MORTGAGE PASS-THROUGH (continued)
(cont-  $ 12,828,999   Federal Natl. Mtge. Assn., 6 1/2%, 7/1/2009.......................   $ 12,896,095
inued)     9,654,939   Federal Natl. Mtge. Assn., 8%, 8/1/2010...........................      9,935,415
             727,538   Federal Natl. Mtge. Assn., 7 1/2%, 2/1/2011.......................        747,160
           1,978,237   Federal Natl. Mtge. Assn., 8%, 1/1/2012...........................      2,068,484
             454,706   Federal Natl. Mtge. Assn., 6 1/2%, 1/1/2013.......................        457,239
           2,164,850   Federal Natl. Mtge. Assn., 8%, 8/1/2022...........................      2,261,597
           6,285,438   Govt. Natl. Mtge. Assn., 7 1/4%, 2/15/2006........................      6,424,723
           8,003,366   Govt. Natl. Mtge. Assn., 7 1/2%, 7/15/2007........................      8,229,381
          22,847,206   Govt. Natl. Mtge. Assn., 7%, 4/15/2009............................     23,375,434
           7,317,834   Veterans Affairs Vendee Mtge. Trust, 9.29%, 5/15/2025.............      7,894,114
                                                                                            ------------
                                                                                             131,214,924
        ASSET-BACKED SECURITIES: 1.0%
           7,251,000   CA Infrastructure and Econ. Dev. Bank SP Trust SCE-1
                       Rate Reduction Ctf. 1997-1 A-2, 6.14% 3/25/2002...................      7,262,312

        CORPORATE: 32.2%
        FINANCE: 15.1%
           6,000,000   BankAmerica Capital II, 8%, 12/15/2026, Callable 2006++...........      6,467,460
           1,450,000   Barclays No. American Capital 9 3/4%, 5/15/2021, Callable 2001....      1,635,267
           1,000,000   CIGNA Corp. Notes 7.65%, 3/1/2023.................................      1,048,680
           5,430,000   Citicorp Capital Trust I, 7.93%, 2/15/2027, Callable 2007++.......      5,789,520
           1,315,000   Citicorp Capital Trust II, 8.015%, 2/15/2027, Callable 2007++.....      1,406,629
           4,000,000   First Nationwide Bank Subordinated Debentures 10%, 10/1/2006......      4,760,400
          20,000,000   Ford Motor Credit Co. Global Notes 7.20%, 6/15/2007...............     21,085,600
          10,000,000   General Electric Capital MTN 8.85%, 3/1/2007......................     11,756,800
           4,000,000   General Electric Capital Notes 8 1/2%, 7/24/2008..................      4,655,920
           8,000,000   GMAC Put Notes 8 7/8%, 6/1/2010, Putable 2000/2005................      9,551,760
           4,500,000   Hartford Financial Services Group Notes 8.30%, 12/1/2001..........      4,795,065
           7,500,000   Hartford Financial Services Group Notes 6 3/8%, 11/1/2002.........      7,509,450
           6,300,000   J.P. Morgan Capital Trust I, 7.54%, 1/15/2027, Callable 2007++....      6,399,918
           5,200,000   Norwest Corp. MTN 6.20%, 12/1/2005................................      5,147,428
           3,375,000   Norwest Corp. MTN 6 1/2%, 6/1/2005................................      3,405,544
           2,500,000   Norwest Corp. MTN 6.55%, 12/1/2006................................      2,529,425
           7,625,000   Norwest Corp. MTN 6 7/8%, 8/8/2006................................      7,864,120
                                                                                            ------------
                                                                                             105,808,986
        INDUSTRIAL: 14.8%
           1,000,000   Dayton Hudson Corp. Debentures 9.70%, 6/15/2021...................      1,320,670
           8,250,000   Dayton Hudson Corp. Debentures 9%, 10/1/2021......................     10,171,837
           4,435,000   Dayton Hudson Corp. Debentures 8 7/8%, 4/1/2022...................      5,412,297
           2,450,000   Dayton Hudson Corp. MTN 9.35%, 6/16/2020..........................      3,127,915
           9,750,000   Lockheed Martin Corp. Debentures 7.65%, 5/1/2016..................     10,656,750
          10,000,000   Lockheed Martin Corp. Debentures 7 3/4%, 5/1/2026.................     11,082,100
           5,000,000   May Department Stores Debentures 7 5/8%, 8/15/2013................      5,496,200
           7,500,000   May Department Stores 7 7/8%, 8/15/2036, Callable 2016............      8,181,600
          10,000,000   Raytheon Co. Notes 6 3/4%, 8/15/2007..............................     10,201,700
          10,000,000   Raytheon Co. Debentures 7.20%, 8/15/2027..........................     10,432,400

                             See accompanying Notes to Financial Statements
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                  6

                                        D o d g e  &  C o x
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                          Income Fund

        Portfolio of Investments                                                       December 31, 1997
        ------------------------------------------------------------------------------------------------
        PAR VALUE                                                                           MARKET VALUE
BONDS   INDUSTRIAL (continued)
(Cont-  $  8,000,000   Time Warner Entertainment Senior Debentures 8 3/8%, 7/15/2033......  $  9,158,080
inued)     2,500,000   Union Camp Corp. Debentures 9 1/4%, 2/1/2011.......................     3,063,100
          15,034,000   Walt Disney Co. Debentures 7.55%, 7/15/2093, Callable 2023.........    16,364,208
                                                                                            ------------
                                                                                             104,668,857

        TRANSPORTATION: 2.1%
           5,630,000   Consolidated Rail Corp. Debentures 9 3/4%, 6/15/2020...............     7,387,742
             400,000   Norfolk & Western Railroad Equip. Tr., 10 1/8%, 7/1/2000...........       436,740
           5,500,000   Norfolk Southern Bonds 7.70%, 5/15/2017............................     6,059,240
           1,000,000   Seaboard Coast Line Railroad Equip. Tr., 11 1/4%, 3/1/1999.........     1,057,110
                                                                                            ------------
                                                                                              14,940,832
        UTILITIES: 0.2%
           1,500,000   Idaho Power Co. 1st Mtge. Bonds 9 1/2%, 1/1/2021, Callable 2001....     1,661,550
                                                                                            ------------
                                                                                             227,080,225
        FOREIGN (U.S. DOLLAR-DENOMINATED): 5.8%
        CANADIAN CORPORATE: 3.9%
           7,062,000   Canadian Pacific Ltd. Debentures 9.45%, 8/1/2021...................     9,028,908
           9,000,000   Hydro-Quebec Debentures 8.40%, 1/15/2022...........................    10,601,280
           6,000,000   Hydro-Quebec Debentures 9 1/2%, 11/15/2030.........................     7,990,740
                                                                                            ------------
                                                                                              27,620,928
        INTERNATIONAL AGENCY: 1.9%
           4,150,000   European Investment Bank Notes 10 1/8%, 10/1/2000..................     4,564,876
           8,750,000   Inter-American Development Bank 7 1/8%, 3/15/2023,Callable 2003....     8,829,625
                                                                                            ------------
                                                                                              13,394,501
                                                                                            ------------
                                                                                              41,015,429
                                                                                            ------------
                           Total Bonds (cost $641,848,309)................................   668,285,731
                                                                                            ------------
SHORT-TERM 2,635,915   General Mills, Inc., Variable Demand Note 5.33%....................     2,635,915
INVEST-    3,306,595   Pitney Bowes Credit Corp., Variable Demand Note 5.33%..............     3,306,595
MENTS:     3,536,652   Portico Institutional Money Market Fund............................     3,536,652
4.1%       3,525,312   Sara Lee Corp., Variable Demand Note 5.32%.........................     3,525,312
          11,000,000   U.S. Treasury Bills, 6/18/1998.....................................    10,729,473
           2,763,800   Warner Lambert Co., Variable Demand Note 5.49%.....................     2,763,800
           2,450,104   Wisconsin Electric Power Corp., Variable Demand Note 5.49%.........     2,450,104
                                                                                            ------------
                           Total Short-Term Investments (cost $28,947,851)................    28,947,851
                                                                                            ------------

        TOTAL INVESTMENTS (cost $670,796,160)................     98.8%                      697,233,582
        OTHER ASSETS LESS LIABILITIES........................      1.2%                        8,216,506
                                                               -------                      ------------
        TOTAL NET ASSETS.....................................    100.0%                     $705,450,088
                                                               =======                      ============

        *    CMO: Collateralized Mortgage Obligation
        **   REMIC: Real Estate Mortgage Investment Conduit
        ++   Cumulative Preferred Securities

                             See accompanying Notes to Financial Statements
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                   7


                                     D o d g e  &  C o x
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                         Income Fund


                Statement of Assets and Liabilities                            December 31, 1997
                --------------------------------------------------------------------------------
                ASSETS:
                Investments, at market value (identified cost $670,796,160).....    $697,233,582
                Cash............................................................         320,296
                Interest receivable.............................................       8,331,291
                Receivable for investments sold.................................         117,004
                Prepaid expenses................................................           8,029
                                                                                    ------------
                                                                                     706,010,202
                                                                                    ------------
                LIABILITIES:
                Payable for Fund shares redeemed................................         239,818
                Management fees payable.........................................         238,224
                Accounts payable................................................          82,072
                                                                                    ------------
                                                                                         560,114
                                                                                    ------------
Net asset               NET ASSETS..............................................    $705,450,088
value per                                                                           ============
share $12.08    NET ASSETS CONSIST OF:
                Paid in capital.................................................    $675,710,298
Capital         Accumulated undistributed net investment income.................         583,799
shares out-     Accumulated undistributed net realized gain on investments......       2,718,569
standing        Net unrealized appreciation on investments......................      26,437,422
58,408,985                                                                          ------------
(par value                                                                          $705,450,088
$.01 each,                                                                          ============
authorized
shares
100,000,000)


                       See accompanying Notes to Financial Statements
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                            8

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

     Statement of Operations                        Year Ended December 31, 1997
     ---------------------------------------------------------------------------
     INVESTMENT INCOME:
     Interest....................................................   $ 42,106,904
                                                                    ------------
     EXPENSES:
     Management fees (Note 2)....................................      2,574,712
     Custodian fees..............................................         66,680
     Transfer agent fees.........................................         83,462
     Accounting and audit fees...................................         54,964
     Legal fees..................................................         10,485
     Shareholder reports.........................................         83,659
     Registration fees...........................................        125,098
     Directors' fees.............................................         18,000
     Miscellaneous...............................................         13,310
                                                                    ------------
                                                                       3,030,370
                                                                    ------------
     NET INVESTMENT INCOME.......................................     39,076,534
                                                                    ------------
     REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investments........................      2,852,710
         Change in unrealized appreciation of investments........     19,007,311
                                                                    ------------
             Net realized and unrealized gain on investments.....     21,860,021
                                                                    ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $ 60,936,555
                                                                    ============

                See accompanying Notes to Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                               D o d g e  &  C o x
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                  Income Fund


        Statement of Changes in Net Assets                                                       Year Ended December 31,
        ----------------------------------------------------------------------------------------------------------------
                                                                                                     1997           1996
        OPERATIONS:
        Net investment income............................................................   $  39,076,534   $ 25,756,897
        Net realized gain................................................................       2,852,710        233,384
        Net change in unrealized appreciation............................................      19,007,311     (9,067,878)
                                                                                            -------------   ------------
        Net increase in net assets from operations.......................................      60,936,555     16,922,403
                                                                                            -------------   ------------
        DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income............................................................     (38,884,448)   (25,570,336)
        Net realized gain................................................................          (4,666)             -
                                                                                            -------------   ------------
        Total distributions..............................................................     (38,889,114)   (25,570,336)
                                                                                            -------------   ------------
        CAPITAL SHARE TRANSACTIONS:
        Amounts received from sale of shares.............................................     261,691,475    283,211,912
        Net asset value of shares issued in reinvestment of distributions................      23,196,538     15,194,756
        Amounts paid for shares redeemed.................................................    (134,325,526)   (60,242,530)
                                                                                            -------------   ------------
        Net increase from capital share transactions.....................................     150,562,487    238,164,138
                                                                                            -------------   ------------
        Total increase in net assets.....................................................     172,609,928    229,516,205

        NET ASSETS:
        Beginning of year................................................................     532,840,160    303,323,955
                                                                                            -------------   ------------
        End of year (including undistributed net investment income
        of $583,799 and $391,713, respectively)..........................................   $ 705,450,088   $532,840,160
                                                                                            =============   ============

        Shares sold......................................................................      22,208,423     24,213,830
        Shares issued in reinvestment of distributions...................................       1,972,984      1,326,750
        Shares redeemed..................................................................     (11,387,493)    (5,158,698)
                                                                                            -------------   ------------
        Net increase in shares outstanding...............................................      12,793,914     20,381,882
                                                                                            =============   ============


                                    See accompanying Notes to Financial Statements
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                          10

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund


        Notes to Financial Statements
        ------------------------------------------------------------------------

  1 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company. The Fund consistently follows accounting policies which are in conformity with generally accepted accounting principles for investment companies. Significant accounting policies are as follows: (a) Security valuation: long-term debt securities are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors; short-term securities are valued at amortized cost or original cost plus accrued interest, both of which approximate current value; all securities held by the Fund are denominated in U.S. Dollars.
        (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) No provision for Federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

        The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  2 Under a written agreement, the Fund pays an annual management fee of 5/10 of 1% of the Fund's average daily net asset value up to $100 million and 4/10 of 1% of the Fund's average daily net asset value in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net asset value for the year. All officers and four of the directors of the Fund are officers and employees of Dodge & Cox. Those directors who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each Board or Committee meeting attended. The Fund does not pay any other remuneration to its officers or directors.

  3 For the year ended December 31, 1997, purchases and sales of securities, other than short-term securities, aggregated $298,435,852 and $163,634,787, respectively, of which U.S. government obligations aggregated $177,036,954 and $120,338,438, respectively. At December 31, 1997, the cost of investments for Federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $26,437,422, of which $26,780,154 represented appreciated securities and $342,732 represented depreciated securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                               Dodge & Cox
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                              Income Fund


     Financial Highlights
     -----------------------------------------------------------------------------------------------------------

     Selected data and ratios (for a share outstanding throughout each year)

                                                                                         Year Ended December 31,
                                                                  ----------------------------------------------
                                                                    1997      1996      1995      1994      1993
     Net asset value, beginning of year.......................... $11.68    $12.02   $ 10.74    $11.89    $11.55
     Income from investment operations:
     Net investment income.......................................    .73       .74       .78       .77       .78
     Net realized and unrealized gain (loss).....................    .40      (.34)     1.34     (1.11)      .51
                                                                  ------    ------   -------    ------    ------
     Total from investment operations............................   1.13       .40      2.12      (.34)     1.29
                                                                  ------    ------   -------    ------    ------

     Distributions to shareholders from:
     Net investment income.......................................   (.73)     (.74)     (.78)     (.76)     (.78)
     Net realized gain...........................................      -         -      (.06)     (.05)     (.17)
                                                                  ------    ------   -------    ------    ------
     Total distributions.........................................   (.73)     (.74)     (.84)     (.81)     (.95)
                                                                  ------    ------   -------    ------    ------
     Net asset value, end of year................................ $12.08    $11.68   $ 12.02    $10.74    $11.89
                                                                  ======    ======   =======    ======    ======
     Total return................................................  10.00%     3.62%    20.21%    (2.89)%   11.34%

     Ratios/Supplemental Data:
     Net assets, end of year (millions).......................... $  705    $  533   $   303    $  195    $  180
     Ratio of expenses to average net assets.....................    .49%      .50%      .54%      .54%      .60%
     Ratio of net investment income to average net assets........   6.32%     6.65%     6.85%     6.90%     6.50%
     Portfolio turnover rate.....................................     28%       37%       53%       55%       26%

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                      12

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

        Report of Independent Accountants
        ------------------------------------------------------------------------


        To the Directors and Shareholders of Dodge & Cox Income Fund

        In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Income Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



        PRICE WATERHOUSE LLP
        San Francisco, California

        January 28, 1998


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund


          Proxy Voting Results
          ----------------------------------------------------------------------

          A special meeting of shareholders was held on January 30, 1998 (adjourned from January 20, 1998), to vote on the following proposals. All of the proposals received the required number of votes and were adopted.

          A summary of voting results is listed below each proposal.


Proposal  To approve a reorganization of the Fund as a separate series of
One       Dodge & Cox Funds, a newly formed Delaware business trust.

          For:                             35,233,940
          Against:                            131,818
          Abstain:                            215,123
          Broker Non-Vote:                  3,158,448

Proposal  To approve the elimination or revision of certain fundamental
Two       investment restrictions for the Fund.

          For:                             35,360,261
          Against:                            220,620
          Abstain:                                  0
          Broker Non-Vote:                  3,158,448

Proposal  To ratify the selection of Price Waterhouse LLP as the Fund's
Three     independent certified public accountants.

          For:                             38,488,971
          Against:                             46,789
          Abstain:                            203,569

Proposal  To approve an increase in authorized capital of the Fund.
Four

          For:                             38,310,501
          Against:                            162,911
          Abstain:                            265,917

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              D o d g e  &  C o x
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Income Fund

             General Information
             -------------------------------------------------------------------


Investment   Since 1930, Dodge & Cox has been providing professional investment
Manager      management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox manages the Dodge & Cox Income Fund, the Dodge & Cox Balanced Fund and the Dodge & Cox Stock Fund.

No-Load      Shares of the Fund are purchased and redeemed at net asset value.
Fund         There are no sales, redemption or rule 12b-1 plan distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic    Shareholders may make regular monthly or quarterly investments of
Investment   $100 or more through automatic deductions from their bank accounts.
Plan

Withdrawal   Shareholders owning $10,000 or more of the Fund's shares may
Plan         elect to receive periodic monthly or quarterly payments of at least
             $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment Shareholders may direct that dividend and capital gains
Plan distributions be reinvested in additional Fund shares. The above plans are completely voluntary and involve no service charge of any kind. The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has an Individual Retirement Plan (IRA) available for shareholders of the Fund.

Shareholder  Fund literature and details on all of these Plans are available
Inquiries    from the Fund upon request.


             Dodge & Cox Income Fund
             c/o BFDS
             P.O. Box 9051
             Boston, MA 02205-9051
             (800) 621-3979


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------